SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 14, 2008

Hammer Handle Enterprises Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-148545	NA
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1212 Haida Avenue, Saskatoon, Saskatchewan, Canada	S7M 3W7
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  206-202-3226

___________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                   Other Events.

The company announces that it has increased its land position at its Pinto project in south central British Columbia through the acquisition of six new claim cells adjacent to its existing claims.  The net increase in the company's land position is 125.6472 hectares for a total of 356.0028 hectares. The new cells were acquired directly from the British Columbia Mineral Titles Branch through the company's consulting geologist, Paul Gray, P. Geo at a total cost of C$737.79.  The new cells comprise British Columbia mineral claim 583886 and are referred to by the company as "Cayenne 4".  The company intends to conduct exploration on Cayenne 4 in order to verify whether it contains any mineralization.   Please see the following updated table of claims comprising the company's Pinto project:

Claim Name	Tenure Number	Area (ha)
Cayenne	577878 (1)	62.8238
Cayenne 2	553742	62.8186
Cayenne 3	553575	104.7132
Cayenne 4	583886	125.6472
		356.0028

(1)  formerly tenure 529410

The company also reports that access to its mineral claims may be impeded for some time by snow cover and two recent events.  An avalanche of snow has covered a section of the Forest Service Road which is used to access the claims.  Also, ownership of the forest company that maintains the Forest Service Road is being transferred.  Indications are that, until the transfer completes, the road is unlikely to be re-opened and maintained. Until the road is re-opened and maintained we cannot access our mineral claims to conduct exploration.  We believe the road will be re-opened in the coming months and will provide a further exploration update at that time.

The Company’s press release regarding its increased land position and road access is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Forward-Looking Statements

This document and its attachments include "forward-looking statements" intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Investors can identify these statements by the fact that they do not relate strictly to historical or current facts. These statements contain words such as "expect," "reaffirm," "anticipate," "plan," "believe," "estimate," "may," "will," "predict," "project," "might," "intend," "potential," "could," "would," "should," "estimate," "seek," "continue," "pursue," or "our future success depends," or the negative or other variations thereof or comparable terminology, are intended to identify such forward-looking statements. In particular, they include statements relating to, among other things, future actions, strategies, future performance, and future financial results of the Company.  These forward-looking statements are based on current expectations and projections about future events.

Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance or results of the Company may differ materially from those expressed or implied by such forward-looking statements.

Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995 and, as such, speak only as of the date made. The Company disclaims any obligation to update the forward-looking statements.  Investors are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date stated, or if no date is stated, as of the date of this document.

Item 9.01                      Financial Statements and Exhibits

Exhibit Number	Description.
99.1	Press Release dated May 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hammer Handle Enterprises Inc.

/s/David Price
David Price
Chief Executive Officer and Director
Date: May 14, 2008